TUXIS(R)
CORPORATION
================================================================================

ANNUAL REPORT
December 31, 2002

Independent  Public Accountant                              American Stock
Tait, Weller & Baker                                        Exchange Symbol:

                                                            TUX

11 Hanover Square
New York, NY 10005

1-212-635-0671

www.tuxis.com

[LETTERHEAD OF TUXIS CORPORATION]

                                                                January 30, 2003

Fellow Shareholders:

     It is a pleasure to welcome the new shareholders who have made their investment in Tuxis Corporation since our last Report.

        TUXIS CONDUCTING REAL ESTATE ACQUISITION AND DEVELOPMENT PROGRAM

     Following through on shareholder approval to change the nature of the Company's business so as to cease to be an investment company and to concentrate in real estate and related services, Company management has conducted and continues to focus on an ongoing business review, development, and acquisition program. Company management currently is reviewing a number of real estate acquisition candidates. Please note that since the Company intends to devote its assets primarily to real estate and related services rather than investment securities and the Company will likely no longer be a regulated investment company under the Internal Revenue Code, Tuxis itself probably will pay corporate income tax in future years.

                          RETURNS AND DIVIDENDS IN 2002

     For the year ending December 31, 2002, the Company's total market return was 10.17% on a net asset value total return of (.91)%. With respect to dividends, the objective of the Company's managed 10% dividend distribution policy was to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Company's net asset value per share, although this policy may be discontinued at any time by the Board of Directors. For the twelve months ended December 31, 2002, distributions were 9.57% of average net assets, of which 81.89% was taxable income and 18.11% return of capital. Inasmuch as the Company is currently incurring expenses in excess of income, it is likely that the dividend will be reduced or eliminated in 2003.

     Sharing your optimism about the Company's potential, management and its affiliates own approximately 19.50% of the Company's outstanding shares.

                                   Sincerely,

         /s/ Bassett S. Winmill                  /s/ Mark C. Winmill
         ----------------------                  -------------------
         Bassett S. Winmill                      Mark C. Winmill
         Chairman                                President

             SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

                                                                                       S&P       MARKET
PAR VALUE                                                                            RATING       VALUE
-----------                                                                          ------   ------------
             MUNICIPAL BONDS (24.06%)
             Arizona (6.50%)
$ 500,000    Phoenix General Obligation Bonds, Series A, 6.25%, due 7/1/16 ......     AA+     $    614,615
                                                                                              ------------
             Georgia (5.54%)
  400,000    Georgia State Municipal Electric Power Authority Revenue
             Bonds, Series B, 8.25%, due 1/1/11 .................................     A+           524,200
                                                                                              ------------
             Illinois (4.43%)
  125,000    Illinois Health Facilities Authority Revenue Bonds, 5.25%,
             due 8/1/17 .........................................................     AAA           31,649
  250,000    Illinois Health Facilities Authority Revenue Bonds, 6.75%,
             due 2/15/14 ........................................................     A1*          288,010
                                                                                              ------------
                                                                                                   419,659
                                                                                              ------------
             Texas (1.15%)
  100,000    San Antonio Electric & Gas Revenue Bonds, 5.50%, due 2/1/15 ........     AA+          109,086
                                                                                              ------------
             Wisconsin (6.44%)
  500,000    Wisconsin Clean Water Revenue Bonds, Series 1,
             6.875%, due 6/1/11 .................................................     AA+          609,005
                                                                                              ------------
                  Total Municipal Bonds (cost: $1,963,680)                                       2,276,565
                                                                                              ------------
             *Moody's rating.

SHARES
-----------
             COMMON STOCKS (32.35%)
             Beverages (2.23%)
      5,000  PepsiCo, Inc .......................................................                  211,100
                                                                                              ------------
             Computer & Office Equipment (2.62%)
      3,200  International Business Machines Corp ...............................                  248,000
                                                                                              ------------
             Electronic Computers (2.54%)
      9,000  Dell Computer Corporation ..........................................                  240,660
                                                                                              ------------
             Electronic & Other Electrical Equipment (1.42%)
      5,500  General Electric Company ...........................................                  133,925
                                                                                              ------------
             Fire, Marine & Casualty Insurance (2.56%)
        100  Berkshire Hathaway Inc. Class B** ..................................                  242,300
                                                                                              ------------
             Food & Kindred Products (1.71%)
      4,000  Philip Morris Companies Inc ........................................                  162,120
                                                                                              ------------

See accompanying notes to financial statements.
                                                               TUXIS CORPORATION

             SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

                                                                                                 MARKET
SHARES                                                                                            VALUE
-----------                                                                                   ------------
             COMMON STOCKS (continued)
             Hotels & Motels (4.85%)
     23,000  Hilton Hotels Corp .................................................             $    292,330
      7,000  Starwood Hotels & Resorts Worldwide, Inc.** ........................                  166,180
                                                                                              ------------
                                                                                                   458,510
                                                                                              ------------
             National Commercial Banks (0.99%)
      3,600  Mellon Financial Corp ..............................................                   93,996
                                                                                              ------------
             Oil Royalty Traders (1.30%)
      9,000  San Juan Basin Royalty Trust .......................................                  123,300
                                                                                              ------------
             Petroleum Refining (1.11%)
      3,000  Exxon Mobil Corp ...................................................                  104,820
                                                                                              ------------
             Pharmaceutical Preparations (3.56%)
      4,000  Johnson & Johnson ..................................................                  214,840
      4,000  Pfizer Inc .........................................................                  122,280
                                                                                              ------------
                                                                                                   337,120
                                                                                              ------------
             Radio & TV Broadcasting & Communications Equipment (1.18%)
      2,700  Sony Corp. ADR .....................................................                  111,537
                                                                                              ------------
             Real Estate Investment Trusts (2.95%)
      9,500  Mills Corp .........................................................                  278,730
                                                                                              ------------
             Security Brokers, Dealers & Flotation Companies (3.33%)
     29,000  The Charles Schwab Corp ............................................                  314,650
                                                                                              ------------
                  Total Common Stocks (cost: $3,252,015) ........................                3,060,768
                                                                                              ------------
PAR VALUE
-----------
             SHORT TERM INVESTMENTS (43.59%)
$ 4,124,926  Repurchase Agreement with State Street Bank&Trust, .25%, due 1/02/03
             (collateralized by U.S. Treasury Bonds) ............................                4,124,926
                                                                                              ------------
                  Total Short Term Investments (cost: $4,124,926) ...............                4,124,926
                                                                                              ------------
                       Total Investments (cost: $9,340,621) (100.00%)                         $  9,462,259
                                                                                              ============

             **Indicates non-income producing security.

CONTRACTS
-----------
         39  LONG FUTURES POSITION
             S&P 500 Futures, March 2003

See accompanying notes to financial statements
                                                               TUXIS CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
  Investments at market value (cost: $9,340,621) (note 1) ..   $  9,462,259
  Interest and dividends receivable ........................         51,031
  Variation margin receivable ..............................         13,650
  Other assets .............................................          1,230
                                                               ------------
      Total assets .........................................      9,528,170
                                                               ------------

LIABILITIES:
  Accrued expenses .........................................         50,936
  Accrued salaries .........................................         23,045
                                                               ------------
      Total liabilities ....................................         73,981
                                                               ------------

NET ASSETS: (applicable to 941,578
  shares outstanding: 1,000,000,000 shares of $.01 par
   value authorized) .......................................   $  9,454,189
                                                               ============

NET ASSET VALUE PER SHARE
  ($9,454,189 / 941,578 shares outstanding) ................   $      10.04
                                                               ============

At December 31, 2002, net assets consisted of:
  Paid-in capital ..........................................   $ 10,187,566
  Net unrealized depreciation on investments and futures ...       (144,596)
  Accumulated net realized loss on investments .............       (588,781)
                                                               ------------
                                                               $  9,454,189
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME:
  Interest .................................................   $    262,032
  Dividends ................................................         69,889
                                                               ------------
      Total investment income ..............................        331,921
                                                               ------------

EXPENSES:
  Salary (note 3) ..........................................        224,205
  Professional (note 3) ....................................         37,490
  Directors ................................................         30,884
  Custodian ................................................         21,760
  Transfer agent ...........................................         19,736
  Printing .................................................         15,001
  Registration (note 3) ....................................         13,012
  Other ....................................................          7,386
                                                               ------------
      Total operating expenses .............................        369,474
      Loan interest and fees (note 5) ......................          1,188
                                                               ------------
      Total expenses .......................................        370,662
                                                               ------------
          Net investment loss ..............................        (38,741)
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES:
  Net realized gain on investments .........................        103,155
  Net realized gain from futures transactions ..............        649,228
  Unrealized depreciation on investments and futures during
   the period ..............................................       (784,793)
                                                               ------------
      Net realized and unrealized loss on investments
       and futures .........................................        (32,410)
                                                               ------------
      Net decrease in net assets resulting from
       operations ..........................................   $    (71,151)
                                                               ============

See accompanying notes to financial statements.
                                                               TUXIS CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS For the Year Ended December 31, 2002 and
2001

                                                                                        2002            2001
                                                                                    ------------    ------------
OPERATIONS
  Net investment income (loss) .................................................    $    (38,741)   $    300,817
  Net realized gain (loss) on investments ......................................         103,155        (209,827)
  Net realized gain (loss) from futures transactions ...........................         649,228        (698,037)
  Unrealized depreciation on investments during the period .....................        (784,793)       (121,017)
                                                                                    ------------    ------------
      Net change in net assets resulting from operations .......................         (71,151)       (728,064)

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders ($.83 and $.67 per share, respectively) ........        (752,383)       (575,271)
  Tax return of capital distributions ($.18 and $.59 per share, respectively) ..        (166,437)       (509,213)

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from reinvestment of distributions
   (47,777 and 46,618 shares, respectively) ....................................         497,577         519,930
                                                                                    ------------    ------------

          Total change in net assets ...........................................        (492,394)     (1,292,618)

NET ASSETS:
  Beginning of period ..........................................................       9,946,583      11,239,201
                                                                                    ------------    ------------
  End of period ................................................................    $  9,454,189    $  9,946,583
                                                                                    ============    ============

See accompanying notes to financial statements.
                                                               TUXIS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

(1) Tuxis Corporation (the "Company"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, although it may seek to de-register in 2003. The Company's shares are listed on the American Stock Exchange, Inc. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts on securities purchased and amortized over the life of the respective securities are amortized. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. The Company may not so comply or distribute in 2003 or later years. At December 31, 2002, the Company had an unused capital loss carryforward of approximately $795,800 which expires in 2009. Based on Federal income tax cost of $9,340,621, gross unrealized appreciation and gross unrealized depreciation was $516,450 and $394,812 respectively at December 31, 2002.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its Investment Manager. Under the terms of the investment management agreement, CEF received a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Company's net assets. The fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of CEF. Pursuant to approval of stockholders at a special meeting adjourned to November 7, 2001, the investment management agreement with CEF was terminated effective at the end of business on November 30, 2001. Commencing December 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year effective December 1, 2001, $300,000 per year effective October 2, 2002, and may be further changed from time to time at the discretion of the Board of Directors.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $1,752,794 and $7,447,799, respectively, for the year ended December 31, 2002. The Company has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Company's expenses.

(5) The Company has a committed bank line of credit. At December 31, 2002, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2002, the weighted average interest rate was 2.55% based on the balances outstanding during the period and the weighted average amount outstanding was $40,085.

(6) The tax character of distributions paid to shareholders for the year ended December 31, 2002 and 2001 was as follows:

                                            2002         2001
                                        -----------  -----------
          Distributions paid from:
            Ordinary income             $   752,383  $   293,359
            Tax exempt income                    --      281,912
            Return of capital               166,437      509,213
                                        -----------  -----------
                                        $   918,820  $ 1,084,484
                                        ===========  ===========

                                                               TUXIS CORPORATION

(7) The Company may engage in transactions in futures contracts. Upon entering into a futures contract, the Company is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Company each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investmentsand futures contracts. The Company recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Company's performance. At December 31, 2002, the Company has an open long position of 39 March 2003 S&P 500 futures contracts with an unrealized loss of $266,234.

                              FINANCIAL HIGHLIGHTS

                                                                                YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2002           2001           2000           1999           1998
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE DATA*
Net asset value at beginning of period ................   $    11.14     $    13.29     $    15.19     $    16.54     $    16.74
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income (loss) ........................         (.04)           .67            .43            .40            .57
  Net realized and unrealized gain (loss)
   on investments .....................................         (.05)         (1.56)          (.88)          (.15)           .57
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations ....................         (.09)          (.89)          (.45)          (.25)          1.14
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions:
  Distributions to shareholders .......................         (.83)          (.67)          (.72)          (.63)         (1.12)
  Tax return of capital to shareholders ...............         (.18)          (.59)          (.73)          (.97)          (.22)
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions .............................        (1.01)         (1.26)         (1.45)         (1.60)         (1.34)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value at end of period ......................   $    10.04     $    11.14     $    13.29  $       15.19     $    16.54
                                                          ==========     ==========     ==========  =============     ==========
Per share market value at end of period ...............   $     9.90     $     9.88     $    11.50  $       11.50     $    16.38
                                                          ==========     ==========     ==========  =============     ==========
TOTAL RETURN ON NET ASSET VALUE BASIS .................         (.91)%        (6.40)%         (.86)%         4.01%          7.40%
                                                          ==========     ==========     ==========  =============     ==========
TOTAL RETURN ON MARKET VALUE BASIS (a) ................        10.17%         (4.06)%        13.31%        (20.46)%        19.66%
                                                          ==========     ==========     ==========  =============     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...........   $    9,454     $    9,947     $   11,239     $   12,142     $   12,512
                                                          ==========     ==========     ==========  =============     ==========
Ratio of expenses before loan interest and
 nonrecurring expenses ................................         3.85%          2.35%          1.97%          1.70%          1.86%
                                                          ==========     ==========     ==========  =============     ==========
Ratio of total expenses to average net assets (b) .....         3.86%          2.54%          2.16%          1.82%          1.89%
                                                          ==========     ==========     ==========  =============     ==========
Ratio of net investment income to average net assets ..         (.40)%         2.83%          3.07%          2.61%          3.40%
                                                          ==========     ==========     ==========  =============     ==========
Portfolio turnover rate ...............................           22%            38%           116%            98%            26%
                                                          ==========     ==========     ==========  =============     ==========

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) The Company has calculated total return on market value basis based on purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after the reduction of custodian fees under a custodian agreement was 2.19%, 1.77%, and 1.85% for the years ended December 31, 2000, 1999 and 1998, respectively.

                                                               TUXIS CORPORATION

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Tuxis Corporation:

We have audited the accompanying statement of assets and liabilities of Tuxis Corporation, including the schedule of portfolio investments as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     TAIT, WELLER &BAKER
Philadelphia, Pennsylvania
January 17, 2003

                                                               TUXIS CORPORATION

                          RESULTS OF THE ANNUAL MEETING

          The Company's annual meeting was held on October 2, 2002.

1. To elect the following directors serve as follows:

Director                   Class   Term    Expiring  Votes For  Votes Abstained
------------------------   -----  -------  --------  ---------  ---------------
Douglas Wu                   II   2 years    2004      664,959            8,823
Frederick A. Parker, Jr.     III  3 years    2005      664,959            8,823
Bassett S.Winmill            V    5 years    2007      664,959            8,823

Directors whose term of office continued after the meeting are Russell E. Burke and Thomas B. Winmill.

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment day or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

                                 PRIVACY POLICY

Tuxis Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                                               TUXIS CORPORATION

                             DIRECTORS AND OFFICERS

     DIRECTORS                               OFFICERS

     BASSETT S. WINMILL                      MARK C. WINMILL
     Executive Chairman                      President

     RUSSELL E. BURKE, III*                  THOMAS B. WINMILL, Esq.
                                             General Counsel

     FREDERICK A. PARKER, JR.*               WILLIAM G. VOHRER
                                             Treasurer
     DOUGLAS WU*

     THOMAS B. WINMILL, Esq.                 MONICA PELAEZ, Esq.
                                             Vice President, Secretary

     *Member, Audit Committee                HEIDI KEATING
                                             Vice President

                                                               TUXIS CORPORATION

TUXIS CORPORATION
11 Hanover Square
New York, NY 10005